                                                                    EXHIBIT 99.6


              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, George W. Davis, hereby consent to be named as a person about to become a director of WCB Holding Corp. in this registration statement on Form S-4.

                                                           /s/ George W. Davis
                                                           ---------------------
                                                           George W. Davis